1

________________________________________________________________________________
________________________________________________________________________________



                         MORTGAGE AND SECURITY AGREEMENT

                           Dated as of March 31, 1990

                                      FROM

                            HAVENWYCK HOSPITAL, INC.

                                                               (the "Mortgagor")

                                       TO

                    THE CITIZENS AND SOUTHERN NATIONAL BANK,
                         a national banking association

                                       and

                                 SUSAN L. ADAMS

                                                               (the "Mortgagee")


________________________________________________________________________________
________________________________________________________________________________


                                                   This Instrument was
                                                   prepared by and when
                                                   recorded return to:
(Auburn Hills, Michigan)                           _________________________

                                                   Michael G. McGee
                                                   Chapman and Cutler
                                                   111 West Monroe Street
                                                   Chicago, Illinois 60603

                                TABLE OF CONTENTS

Section                                                                     Page


1.  DEFINITIONS............................................................. 10

2.  GENERAL COVENANTS AND WARRANTIES........................................ 14
         2.1      Note Agreements and Indenture Covenants................... 14
         2.2      Ownership of Mortgaged Property........................... 14
         2.3      Further Assurances........................................ 15
         2.4      Payment of Principal and Interest......................... 15
         2.5      Maintenance of Mortgaged Property, Other
                  Liens, Compliance with Laws, etc.......................... 15
         2.6      Insurance................................................. 17
         2.7      Payment of Taxes and Other Charges........................ 19
         2.8      Advances.................................................. 20
         2.9      Recordation............................................... 20
         2.10     After-Acquired Property................................... 21
         2.11     Priority of this Deed of Trust; Future
                  Advances; Extensions, Modifications, and
                  Renewals.................................................. 21

3.  POSSESSION, USE AND RELEASE OF PROPERTY................................. 21
         3.1      Possession by Mortgagor; Dispositions Without
                  Release................................................... 21
         3.2      Eminent Domain............................................ 23
         3.3      Purchaser Protected....................................... 24
         3.4      Release Of Mortgaged Property - Mortgagee
                  Consent................................................... 24

4.  APPLICATION OF INSURANCE AND CERTAIN OTHER
                    MONEYS RECEIVED BY THE MORTGAGEE........................ 24
         4.1      Insurance Proceeds and Condemnation Awards................ 24
         4.2      Other Proceeds............................................ 27

5.  DEFAULTS AND REMEDIES THEREFOR.......................................... 27
         5.1      Events of Default......................................... 27
         5.2      Remedies.................................................. 27
         5.3      Application of Proceeds................................... 30
         5.4      Waiver of Extension, Appraisement and Stay
                  Laws...................................................... 30
         5.5      Waste..................................................... 31
         5.6      Effect of Discontinuance of Proceedings................... 31
         5.7      Delay or Omission Not a Waiver............................ 32

6.  MISCELLANEOUS........................................................... 32
         6.1      Successors and Assigns.................................... 32
         6.2      Severability.............................................. 32
         6.3      Addresses for Notices..................................... 32
         6.4      Headings and Table of Contents............................ 33
         6.5      Release of Mortgage....................................... 33
         6.6      Counterparts.............................................. 33
         6.7      GOVERNING LAW............................................. 33

ATTACHMENTS TO MORTGAGE:

Annex A - Legal Description of Real Property
Annex B - Excluded Property


Schedule I   - Purchasers
Schedule II  - Assigned Agreements
Schedule III - Pledged Shares

                                Table of Contents

Section                                                                     Page

Parties......................................................................  1

Granting Clauses.............................................................  2

1.  DEFINITIONS.............................................................. 10

2.  GENERAL COVENANTS AND WARRANTIES......................................... 14
         2.1      Note Agreements and Indenture Covenants.................... 14
         2.2      Ownership of Mortgaged Property............................ 14
         2.3      Further Assurances......................................... 15
         2.4      Payment of Principal and Interest.......................... 15
         2.5      Maintenance of Mortgaged Property, Other
                  Liens, Compliance with Laws, etc........................... 15
         2.6      Insurance.................................................. 17
         2.7      Payment of Taxes and Other Charges......................... 19
         2.8      Advances................................................... 20
         2.9      Recordation................................................ 20
         2.10     After-Acquired Property.................................... 21
         2.11     Priority of this Deed of Trust; Future
                  Advances; Extensions, Modifications, and
                  Renewals................................................... 21

3.  POSSESSION, USE AND RELEASE OF PROPERTY.................................. 21
         3.1      Possession by Mortgagor; Dispositions Without
                  Release.................................................... 21
         3.2      Eminent Domain............................................. 23
         3.3      Purchaser Protected........................................ 24
         3.4      Release Of Mortgaged Property - Mortgagee
                  Consent.................................................... 24

4.  APPLICATION OF INSURANCE AND CERTAIN OTHER
                    MONEYS RECEIVED BY THE MORTGAGEE......................... 24
         4.1      Insurance Proceeds and Condemnation Awards................. 24
         4.2      Other Proceeds............................................. 27

5.  DEFAULTS AND REMEDIES THEREFOR........................................... 27
         5.1      Events of Default.......................................... 27
         5.2      Remedies................................................... 27
         5.3      Application of Proceeds.................................... 30
         5.4      Waiver of Extension, Appraisement and Stay
                  Laws....................................................... 30
         5.5      Waste...................................................... 31
         5.6      Effect of Discontinuance of Proceedings.................... 31
         5.7      Delay or Omission Not a Waiver............................. 32

Section                                                                     Page

6.  MISCELLANEOUS............................................................ 32
         6.1      Successors and Assigns..................................... 32
         6.2      Severability............................................... 32
         6.3      Addresses for Notices...................................... 32
         6.4      Headings and Table of Contents............................. 33
         6.5      Release of Mortgage........................................ 33
         6.6      Counterparts............................................... 33
         6.7      GOVERNING LAW.............................................. 33

          THE MORTGAGE AND SECURITY AGREEMENT dated as of March 31, 1990 (the "Mortgage") from HAVENWYCK HOSPITAL, INC., a Michigan corporation (the "Mortgagor"), having its principal office at 1525 University Drive, Auburn Hills, Michigan 48057 to The Citizens and Southern National Bank, a national banking association, whose post office address is 33 North Avenue, N.E., Atlanta, Georgia 30302, Attention: Corporate Trust Department and Susan L. Adams (the "Individual Trustee") whose post office address is 33 North Avenue, N.E., Atlanta, Georgia 30302, as Trustees (the Trustee and the Individual Trustee being hereinafter collectively referred to as the "Mortgagee").


                                R E C I T A L S:


          A. The Mortgagor together with the other Obligors have entered into that certain Trust Indenture dated as of March 31, 1990 (the "Indenture") with The Citizens and Southern National Bank, and Susan L. Adams, as Trustees, pursuant to which the Obligors provide for, among other things, the creation and securing of the full and prompt payment of all amounts due with respect there to of the 11.6% Senior Secured Notes of the Obligors due March 31, 2000 in an aggregate principal amount of $56,500,000 (the "Senior Secured Notes") and the 15.6% Subordinated Secured Notes, of the Obligors due March 31, 2000 in an aggregate principal amount of $3,000,000 (the "Subordinated Secured Notes") which Senior Secured Notes and Subordinated Secured Notes (hereinafter collectively referred to as the "Notes") constitute the joint and several obligation of the Obligors and are further described in the Indenture. the holders from time to time of the Notes are hereinafter collectively referred to as the "Noteholders". Unless herein otherwise defined, all capitalized terms used herein shall have the same meaning as defined in the Indenture.

          B. The Obligors require funds to prepay certain indebtedness for borrowed money of the obligors (which indebtedness was issued by or guaranteed by each of the Obligors) and to finance capital expenditures, renovations and construction at facilities owned by certain of the Obligors and in order to strengthen the financial and operating condition of each and every Obligor, directly and indirectly, as a result of the enhanced ability of the Company to provide financial, accounting, consulting and administrative assistance and services to each other Obligor. In order to provide funds for such purposes, the Obligors have entered into separate and several Note Purchase Agreements each dated as of March 31, 1990 (the "Note Agreements") with each of the institutional investors (the "Purchasers") named in Schedule I thereto, providing for the commitment of the Purchasers to purchase the Notes.

          C. The Notes are further secured by the Pledge and Security Agreements dated as of March 31, 1990 (the "Pledges") from the Company, Michigan Psychiatric Services, Inc., Americare of Galax, Inc. and Bountiful Psychiatric Hospital, Inc. to the Trustee.

          D. The Notes and all principal thereof, premium if any, and interest thereon and all additional amounts and other sums at any time due and owing from, and required to be paid by the Obligors under the terms of the Notes, the Note Agreements, the Indenture, the Pledge, this Mortgage or any other mortgage or deed of trust executed and delivered by the other Obligors pursuant to the Indenture are hereinafter sometimes referred to as the "Indebtedness hereby secured".

          E. The Mortgagor is duly authorized under all applicable provisions of law, its charter and by-laws to issue the Notes, to execute and deliver this Mortgage and to mortgage, convey and assign the "Mortgaged Property" (as hereinafter defined) to the Mortgagee as security for the Notes and other indebtedness hereby secured and all corporate action and all consents, approvals and other authorizations and all other acts and things necessary to make this Mortgage the valid, binding and legal instrument for the security of the Notes have been done and performed.

          F. The Purchasers have required as a condition to their purchaser of the Notes that the Mortgagor execute and deliver this Mortgage as security for the payment of the Notes.

          NOW, THEREFORE, THIS MORTGAGE WITNESSETH: That the Mortgagor, in consideration of the premises, the purchaser and acceptance of the Notes by the Purchasers, and of the sum of Ten Dollars received by the Mortgagor from the Purchasers and the Mortgagee and other good and valuable consideration, receipt whereof is hereby acknowledged, and in order to strengthen the financial and operating condition of each and every Obligor directly and indirectly, as a result of the enhanced ability of the Company to provide financial, accounting, consulting and administrative assistance and service to each other Obligor, and in order to secure the payment of the principal of, premium, if any, and interest on the Notes according to their tenor and effect, and to secure the payment of all other indebtedness hereby secured and the performance and observance of all the covenants, agreements and conditions contained in the

Notes, this Mortgage, the Note Agreements and the Indenture, the Mortgagor does hereby warrant, mortgage, pledge, assign, bargain, hypothecate, convey, grant, transfer and set over unto the Mortgagee and its successors in trust and assigns, and grants to the Mortgagee and its successors in trust and assigns a security interest with power of sale, in and to all and singular the following described properties, rights, interest and privileges and all of the Mortgagor's estate, right, title and interest therein, thereto and thereunder (all of which properties hereby mortgaged, assigned and pledged or intended so to be are hereinafter collectively referred to as the "Mortgaged Property"):


                                GRANTING CLAUSE I

          The parcels of land in Oakland County, State of Michigan described in Annex A attached hereto and made a part hereof, together with the entire interest of the Mortgagor in and to all buildings, structures, improvements and appurtenances now standing, or at any time hereafter constructed or placed, upon such land, including all right, title and interest of the Mortgagor, if any, in and to all building material, building equipment, and (except as hereinafter set forth) all fixtures of every kind and nature whatsoever on said land or in any building, structure or improvement now or hereafter standing on said land which are classified as fixtures under applicable law and which are used in connection with the operation, maintenance or protection of said buildings, structure and improvements as such (including, without limitation, all boilers, air condition, ventilating, plumbing, heating, lighting and electrical systems and apparatus, all communications equipment and intercom systems and apparatus, all sprinkler equipment and apparatus, and all elevators and escalators). All items included under this Mortgage, and the reversion or reversions, remainder or remainders, in and to said land, and together with the entire interest of the Mortgagor in and to all and singular the tenements, hereditaments, easements, rights of way, rights, privileges and appurtenances to said land, belonging or in anywise appertaining thereto, including, without limitation, the entire right, title and interest of the Mortgagor, in, to and under any streets, ways, alleys, gores or strips of land adjoining said land, and all claims or demands whatsoever of the Mortgagor either in law or in equity, in possession or expectancy, of, in and to said and, it being the intention of the parties hereto that, so far as may be permitted by law, all property of the character hereinabove described, which is now owned or is hereafter acquired by the Mortgagor and is affixed or attached or annexed to said land, shall be and remain or become and constitute a portion of said land and the security covered by and subject to the lien of this Mortgage, together with all accessions, parts and appurtenances appertaining or attached thereto and all substitutions, renewals or replacements of and additions, improvements, accessions and accumulations to any and all thereof, and together with all rents, income, revenues, awards, issues and profits hereof, and the present and continuing right to make claim for, collect, receive and receipt for any and all of such rents, income, revenues, awards, issues and profits arising therefrom or in connection therewith (all such property being hereinafter collectively referred to as the "Land Parcels"). The Mortgaged Property shall not include any personal property or equipment not owned by the Mortgagor so long as the same can be removed without causing material damage to the Mortgaged Property (all such property being hereinafter collectively referred to as "Excluded Property"). The Excluded Property is described in Annex B hereto.


                               GRANTING CLAUSE II

          All machinery and equipment in all of its forms, wherever located, now or hereafter existing (including, but not limited to, all drugs, environmental monitoring devices, medical supplies, hospital supplies, uniforms, x-ray or nuclear magnetic resonance devices, imaging devices, laboratory equipment, Medical equipment, surgical equipment, quality control equipment, motors, test equipment, computer software, data processing equipment, printers, presses, computer test equipment, industrial machinery, equipment and fixtures, transportation equipment, office and other machinery, video or audio reproduction devices, stretchers, wheel-chairs, furniture, aircraft, ambulances, rolling stock, motor vehicles, trailers, tractors, trucks, cars, tools, spare parts and fuel, items employed in the maintenance or repair of any structure of any grounds, all foodstuffs of any kind, drawings, books, records and equipment containing books and records or in which books and records are stored), and all parts thereof and all accessions thereto and replacements thereof, together with any additional machinery and equipment that may become part of the Mortgaged Property or located on the Land Parcels and less any Equipment that may be deleted from the Mortgaged Property or removed from the Land Parcels, all in accordance with the terms of this Mortgage (any and all such machinery, equipment, parts and accessions being the "Equipment");

                               GRANTING CLAUSE III

          All insurance proceeds, judgments, awards of damages, settlements and other compensation arising out of any damage, destruction, condemnation or taking of the Mortgaged Property;

          All leases and subleases belonging and otherwise appertaining to the Land Parcels, including all extended terms and all extensions and renewals of the term of such leases and subleases, together with all right, title and interest of th Mortgagor as lessor thereunder, including, without limitation, the present and continuing right to make claim thereunder, including, without limitation, the present and continuing right to make claim for, collect, receive and receipt for any and all of the rents, income, revenues, issues and profits and other sums of money payable or receivable under such leases and subleases, whether payable as rent or otherwise, to receive and give notices thereunder, to bring actions and proceedings thereunder or for the enforcement thereof, and to do any and all things which the Mortgagor or any other lessor is or may become entitled to do under the leases and subleases; provided that the assignment made by this Granting Clause IV shall not impair or diminish any obligation of the Mortgagor under the leases and subleases, nor shall any such obligation be imposed upon the Mortgagee or the holder of any Note;

                                GRANTING CLAUSE V

          All inventory in all of its forms, wherever located, now or hereafter existing (including, but not limited to (i) drugs, medical supplies, hospital supplies, books, uniforms, medical equipment, surgical equipment, video or audio reproduction devices and foodstuffs of any kind, (ii) goods in which the Mortgagor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which the Mortgagor has an interest or right as consignee), and (iii) goods that are returned to or repossessed by the Mortgagor), and all accessions thereto and products thereof and documents therefor (any and all such inventory, accessions, products and documents being the "Inventory");


                               GRANTING CLAUSE VI

          All agreements listed on Schedule II, as each of such agreements may be amended, supplemented or otherwise modified and in effect from time to time (such agreements as so amended or modified and in effect, being the "Assigned



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                                                                               6

Agreements"), including, without limitation, (i) all rights of the Mortgagor to receive moneys due and to become due under or pursuant to the Assigned Agreements, (ii) all rights of the Mortgagor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (iii) claims of the Mortgagor for damages arising out of or for breach of or default or misrepresentation under the Assigned Agreements or any documents, instruments or opinions delivered pursuant thereto, (iv) the right of the Mortgagor to terminate the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder, and (v) all rights to receive per diem or other reimbursements and payments from private insurance companies, federal or state governmental agencies or any other person or entity in respect of services provided (in each case, to the extent permitted by law);


                               GRANTING CLAUSE VII

          All of the following collateral (the "Security Collateral"):

          (A) all shares (the "Pledge Shares") of stock described in Schedule III and issued by the corporations named therein and the certificates representing the Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares; and

          (B) all additional shares of stock from time to time acquired by the Mortgagor in any manner, and the certificates representing such additional shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional shares;


                              GRANTING CLAUSE VIII

          To the extent not otherwise covered by Granting Clauses I through VII, inclusive, all cash, accounts, general intangibles (including, but not limited to, all: governmental or regulatory permits or certificate s(to the extent permitted by law); rights to receive per diem or other reimbursements and payments from private insurance companies, federal or state governmental agencies or any other person or entity in respect of services provided (in each case, to the extent permitted by law); tax refunds; intellectual property rights of any kind (whether arising under federal, state or foreign law), know how, trade secrets, engineering plans, computer software, drawings and other proprietary information (including without limitation any business or organization plans, reports or projections of any kind, whether or not fixed in any tangible medium); patents and patent applications; unpatented inventions (whether or not patentable); copyrights; trademarks, trade names, service marks, trademark and service mark applications, and all good will to which the Mortgagor is entitled or of any businesses in which the Mortgagor is engaged, whether or not such goodwill is associated with or related to any such mark or application; license agreements relating to any of the foregoing and income therefrom; and the right to sue for all past, present and future infringements of the foregoing, contract rights to the extent a security interest or lien may be granted in or on such contract rights pursuant to the relevant contract (including, but not limited to, all rights of the Mortgagor to receive moneys due and to become due under or pursuant to any accounts, general intangibles and contract rights and all of the rights of the Mortgagor to terminate, and to perform, compel performance and otherwise exercise all remedies under, such accounts, general intangibles and contract rights), chattel paper, instruments and other obligations, in each case, of any kind, now or hereafter existing, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights now or hereafter existing in and to all mortgages, security agreements, leases and other contracts securing or otherwise relating to any such cash, accounts, general intangibles, contract rights, chattel paper, instruments and obligations (any and all such cash, accounts, general intangibles, contract rights, chattel paper, instruments and obligations being the "Receivables", and any and all such mortgages, security agreements, leases and other contracts being the "Related Contracts"): and


                               GRANTING CLAUSE IX

          All proceeds of any and all of the foregoing Mortgaged Property including, without limitation, proceeds that constitute property of the types described in Granting Clauses I through VIII, inclusive, and, to the extent not otherwise included, (x) all payments under insurance (whether or not the Mortgagee is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Mortgaged Property, and (y) all cash, wherever located, not included above in clause (x).

          SUBJECT, HOWEVER, to Permitted Encumbrances, as defined in section 1 hereof;

          TO HAVE AND TO HOLD the Mortgaged Property unto the Mortgagee and its successors in trust and assigns forever for the purpose of securing performance of each agreement, covenant and warranty of the Mortgagor contained herein and payment of the indebtedness hereby secured from time to time issued under and pursuant to the Note Agreements and the Indenture. It is understood and agreed that this Mortgage is to secure the obligation of the Mortgagor to repay all sums due or to become due in respect of the Notes executed and delivered pursuant to the Note Agreements and the Indenture, including those heretofore executed and those of even date herewith.

          PROVIDED, NEVERTHELESS, and these present are upon the express condition that if the Mortgagor performs the covenants herein and in the indenture contained and pays to the Mortgagee, its successors in trust and assigns, the full amount of all principal of, and premium, if any, and interest on the Notes and all other indebtedness hereby secured, the estate, right and interest of the Mortgagee in the Mortgaged Property shall cease and this Mortgage shall become null and void, but otherwise to remain in full force and effect.

          It is agreed and understood by the parties hereto that:

          1. The Notes are to be secured by other mortgages and deeds of trust of other Obligors on other real estate in the States or Commonwealths of Michigan, North Carolina, Utah, Arizona and West Virginia. Each and all of said mortgages and deeds of trust are intended to and shall constitute security for the entire indebtedness represented by said Notes without allocation.

          2. Any part of the security herein described, and any security described in any other mortgage or other instrument now or hereafter given to secure the indebtedness which is secured by this Mortgage, may be released by the Mortgagee without affecting the lien and security interest hereof on the remainder or the obligations of the Mortgagor on and in respect of the Notes and any person acquiring any direct or indirect interest in the security herein described or in any security described in any other mortgage or other instrument now or hereafter given to secure the indebtedness which is secured by this Mortgage shall take the same subject to all of the provisions hereof.

          3. The Mortgagor for itself and all who may claim through or under it waives any and all right to have the property and estates comprising the Mortgaged Property marshalled upon any foreclosure of the lien hereof, or to have the Mortgaged Property hereunder and the property covered by any other mortgage or deed of trust securing the Notes marshalled upon any foreclosure of any of said mortgages or deeds of trust, and agrees that any court having jurisdiction to foreclose such lien may order the Mortgaged Property sold as an entirety.

          4. Upon the occurrence of an Event of Default hereunder the Mortgagee has, among other things, the right to foreclose on the Mortgaged Property, in the manner described by applicable law, and dispose of the same. The Mortgagee's deed or other instrument of conveyance, transfer of release (which may be executed by the Mortgagee in its own name or as attorney-in-fact for the Mortgagor and the Mortgagee is hereby irrevocably appointed attorney-in-fact for the Mortgagor) shall be effective to convey and transfer to the grantee an indefeasible title to the property covered thereby, discharged of all rights of redemption by the Mortgagor or any person claiming under it, and to bar forever all claims by the Mortgagor or the said Mortgagee to the property covered thereby and no grantee from the Mortgagee shall be under any duty to inquire as to the authority of the Mortgagee to execute the same, or to see the application of the purchase money.

SECTION 1.  DEFINITIONS.

          Capitalized terms used in this Mortgage and not defined herein shall have the meaning provided therefore in the Indenture. In addition to the terms elsewhere defined in this Mortgage, the following terms shall have the following meanings for all purposes of this Mortgage:

          "Appraised Value" with respect to the Mortgaged Property shall mean the fair market value on the date of an appraisal of the Mortgaged Property as shown by (i) the appraisal thereof furnished to the Purchasers in accordance with the provisions of Section 7(a)(vi) of the Note Agreements or Section 10.2(b)(v) or Section 10.2(c)(vi) of the Indenture or (ii) the appraisal thereof furnished to the Mortgagee in accordance with the provisions of section 4.2 of the Indenture.

          "Cost" shall mean an amount equal to the sum of the following items capitalizing on the books of the Mortgagor in accordance with generally accepted accounting principles: (i) the actual construction costs thereof, including cost of land and buildings, landscaping, on and off site improvements, architectural, engineering and other professional fees, interest and taxes during construction and all carrying charges, but excluding the cost of Excluded Property and (ii) fees and expenses in connection with the placement, issuance and sale of the Notes including fees and expenses referred to in Section 8 of the Note Agreements allocated by the Mortgagor to the Mortgaged Property, the physical survey and title charges referred to in Section 8(g) of the Note Agreements, the charges for the environmental audit and appraisal referred to in Section 8(h) and (i) of the Note Agreements in respect of such Mortgaged Property incurred by the Mortgagor and debt service expenses, and all closing costs with respect to the Mortgaged Property.

          "Default" shall mean any event or condition, the occurrence of which would, with the lapse of time or the giving of notice, or both, constitute an Event of Default.

          "Event of Default" shall mean any events specified in section 5 hereof.

          "Loan Value" of the Mortgaged Property shall be an amount determined by multiplying the aggregate unpaid principal amount of the Notes outstanding immediately prior to the date on which the Loan Value is to be determined by a fraction the numerator of which is t he Appraised Value of the Mortgaged Property and the denominator is the Appraised Value of all property of the Obligors which is then subject to the lien of this Mortgage and each and every other mortgage and deed of trust delivered to the Mortgagee under and pursuant to the Note Agreements and the Indenture.

          "Note" shall mean any of, and "Notes" shall mean all of, the Noes then outstanding under the Note Agreements and the Indenture. The term
     "outstanding" when used with reference to Notes shall mean, as of any particular time, all Notes delivered by the Obligors under the Note Agreements and the Indenture and secured hereby and by each and every other mortgage delivered pursuant to the Note Agreements and the Indenture, except:

               (a) Notes theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

               (b) Notes for the payment or prepayment of which moneys in the necessary amount shall have been paid to the Mortgagee, provided, that if such Notes are to be prepaid prior to the maturity thereof, notice of such prepayment shall have been given as provided in Section 5.6 of the Indenture or provision satisfactory to the Trustee shall have been made for giving such notices; and

               (c) Notes in lieu of or in substitution for which other Notes shall have been authenticated and delivered pursuant to the terms of
          Section 2.6 of the Indenture.

          "Officers' Certificate" shall mean a certificate signed by the President and by any one of the following officers of the Mortgagor: Vice President or the Secretary.

          "Opinion of Counsel" shall mean an opinion in writing signed by legal counsel who shall be satisfactory to the Mortgagee, and who may be counsel to the Mortgagor.

          "Permitted Encumbrances" shall mean:

               (a) liens for property taxes and assessments or governmental charges or levies and liens securing claims or demands of mechanics and materialmen, provided that payment thereof is not at the time required by section 2.7;

               (b) Liens of or resulting from any judgment or award, the time for the appeal or petition for rehearing of which shall not have expired, or in respect of which the Mortgagor shall at any time in good faith be prosecuting an appeal or proceeding for a review and in respect of which a stay of execution pending such appeal or proceeding for review shall have been secured;

               (c) liens, charges, encumbrances and priority claims incidental to the conduct of business or the ownership of properties and assets (including warehousemen's and attorneys' liens and statutory landlords' liens) and deposits, pledges or liens to secure the performance of bids, tenders or trade contracts, or to secure statutory obligations, surety or appeal bonds or other liens of like general nature incurred in the ordinary course of business and not in connection with the borrowing of money, provided in each case, the obligation secured is not overdue or, if overdue, is being contested in good faith by appropriate actions or proceedings;

               (d) minor survey exceptions or minor encumbrances, easements or reservations, or rights of others for rights-of-way, utilities and other similar purposes, or zoning or other restrictions as to the use of real properties, which are necessary for the conduct of the activities of the Mortgagor or which customarily exist on properties of corporations engaged in similar activities and similarly situated and which do not in any event materially impair their use in the operation of the business of the Mortgagor;

               (e) mortgages,  liens and security  interests securing the Notes;
          and

               (f) leases permitted by the provisions of section 3.1(d).

               "Person" shall mean an individual, partnership, corporation, trust or unincorporated organization.

SECTION 2. GENERAL COVENANTS AND WARRANTIES.

          The Mortgagor covenants, warrants and agrees as follows:

          2.1 Note Agreements and Indenture Covenants. Each and all of the terms, provisions, restrictions, covenants and agreements set forth in the Notes, the Note Agreements, the Pledges and the Indenture, and in each and every supplement thereto or amendment thereof which may at any time for form time to time be executed and delivered by the parties thereto or their successors and assigns are incorporated herein by reference to the same extent as though each and all of said terms, provisions, restrictions, covenants and agreements were fully set out herein and as though any amendment or supplement to the Notes, the Notes Agreements, the Pledges or the Indenture, as the case may be, were fully set out in an amendment or supplement to this Mortgage; and the Mortgagor does hereby covenant and agree well and truly to abide by, perform and be governed and restricted by each and all of the matters provided for by the Notes, the Notes Agreements, the Pledges and Indenture and so incorporated herein to the same extent and with the same force and effect as if each and all of said terms, provisions, restrictions, covenants and agreement so incorporated herein by reference were set out and repeated herein at length. Without limiting the foregoing, the Mortgagor covenants and agrees to pay all taxes, assessments and governmental charges or levies imposed upon this Mortgage or the Notes or any other indebtedness secured hereby.

          2.2 Ownership of Mortgaged Property. The Mortgagor covenants and warrants that it has good and marketable title to the Mortgaged Property hereinbefore conveyed to the Mortgagee free and clear of all liens, charges and encumbrances whatever except Permitted Encumbrances, and the Mortgagor has full right, power and authority to convey, transfer and mortgage the same to the Mortgagee for the uses and purposes in this Mortgage set forth; and the Mortgagor will warrant and defend the title to the Mortgaged Property against all claims and demands whatsoever.

          2.3 Further Assurances. The Mortgagor will, at its own expense, do, execute, acknowledge and deliver all and every further act, deed, conveyance, transfer and assurance necessary or proper for the better assuring, conveying, assigning and confirming unto the Mortgagee all of the Mortgaged Property, or property intended so to be, whether now owned or hereafter acquired.

          2.4 Payment of Principal and Interest. The Mortgagor will duly and punctually pay the principal of, and premium, if any, and interest on all Notes and all other amounts payable under indebtedness hereby secured according to the terms thereof.

          2.5 Maintenance of Mortgaged Property, Other Liens, Compliance with Laws, etc. (a) Without limiting the provisions of Section 3.8 of the Indenture and subject to section 3 hereof, the Mortgagor shall (i) promptly repair, restore or rebuild any buildings, improvements or Equipment now or hereafter on the Mortgaged Property which may become damaged or be destroyed, (ii) keep the Mortgaged Property in good condition and repair, ordinary wear and tear
excepted,   without  waste,  and  free  from  all  claims,  liens,  charges  and encumbrances other than Permitted Encumbrances, (iii) pay when due any indebtedness which may be secured by a lien or charge on the Mortgaged Property and upon request exhibit satisfactory evidence of the discharge of such lien to the Mortgagee, (iv) comply with all requirements of law or municipal ordinances with respect to the Mortgaged Property and the use thereof, failure to comply with which would result in any material interference with the use or operation of the Mortgaged Property by the Mortgagor, (v) not, without the prior written consent of Mortgagee, (A) initiate or support any zoning reclassification of the Mortgaged Property, seek any variance under existing zoning ordinances applicable to the Mortgaged Property or use or permit the use of the Mortgaged Property in a manner which would result in such use becoming a nonconforming use under applicable zoning ordinances, (B) modify or amend any of the Permitted Encumbrances, (C) impose any restrictive covenants or encumbrances upon the Mortgaged Property, execute or file any subdivision plat affecting the Mortgaged Property or consent to the annexation of the Mortgaged Property to any municipality or (D) permit or suffer the Mortgaged Property to be used by the public or any person in such manner as might make possible a claim of adverse usage or possession or of any implied dedication or easement, and (vi) make no material alterations in said Mortgaged Property except as required by law or municipal ordinance; provided, however, the Mortgagor may make any alterations of any kind to the Mortgaged Property if (A) the market value of the Mortgaged Property would not be impaired; (B) such alterations shall be performed in a good and a workmanlike manner; and (C) such alterations shall be expeditiously completed in compliance with all laws, ordinances, orders, rules, regulations and requirements applicable thereto, including to the extent necessary to maintain in full force and effect the policies of insurance required by section
2.5 hereof. The Mortgagor shall promptly pay all costs and expenses of each such addition, alteration, substitution and replacement, discharge all liens filed against the Mortgaged Property arising out of the same and procure and pay for all permits and licenses required in connection therewith. The Mortgagor shall notify the Mortgagee and each holder of the Notes of the filing of any lien against the Mortgaged Property in an amount greater then $25,000.

          (b) The Mortgagor may, at its expense, (i) construct upon the Mortgaged Property additional buildings, structures and other improvements and
(ii) install, assemble and place upon the Mortgaged property an items of machinery and equipment used or useful in the Mortgagor's business, in each case upon compliance with the provisions of paragraph (a) of this section 2.5. All such buildings, structures and other improvements shall be and remain part of the Land Parcels and shall be subject to this Mortgage unless such property shall constitute Excluded Property. Excluded Property shall not be deemed part of the Mortgaged Property for purposes of condemnation or casualty, and the Mortgagor may remove the same from the Mortgaged Property at any time prior to the expiration or earlier termination of this Mortgage, provided that the Mortgagor, at its expense, shall repair any damage to the Mortgaged Property resulting form such removal.

          (c) The Mortgaged Property is not located in an area identified by the Secretary of Housing and Urban Development or a successor thereto as an area having special flood hazards pursuant to the terms of the National Flood Insurance Act of 1963, or the Flood Disaster Protection Act of 1973, as amended, or any successor law; or if the Mortgaged Property is located in such an area, Mortgagor will obtain and maintain insurance against damage or loss by flood on such basis and in such amounts as shall be required by Mortgagee.

          (d) The Mortgagor shall use and operate the Mortgaged Property as a hospital.

          2.6 Insurance. (a) Insurance Against Loss or Damage. The Mortgagor will maintain or cause to be maintained with respect to the Mortgaged Property insurance against loss by fire, windstorm and explosion and with extended coverage and against such other risks of physical loss as are customarily insured against, and in such amounts as are customarily carried by companies owning property of a similar character and similarly located and engaged in a business similar to that engaged in by the Mortgagor; provided, however, that the amount of such insurance with respect to the Mortgaged Property shall not at any time be less than the greater of replacement value or Loan Value thereof.

          (b) Insurance Against Public Liability and Property Damage. The Mortgagor will maintain or cause to be maintained in effect, with insurers satisfactory to the Mortgagee, insurance policies with respect to the Mortgaged Property, insuring against liability for loss or damage to the Person or property of others from such risks and in such amounts as are customarily carried by companies owning property of a similar character and engaged in a business similar to that engaged in by the Mortgagor; provided, however, that in no event shall the insurance maintained in accordance with this paragraph be less than an aggregate of $25,000,000 for claims arising out of a single occurrence and not less then $25,000,000 in the aggregate for all claims made in any policy year. All such insurance shall protect the Mortgagee and the Mortgagor in respect of risks arising out of the condition, maintenance, use, ownership or operation of the Mortgaged Property. The Mortgagor will indemnify the Mortgagee and holders of the Noes from any and all liability imposed against said Mortgagee and holders of the Notes arising out of the condition, maintenance, use, ownership or operation of the Mortgaged Property.

          (c) The Mortgagor will maintain or cause to be maintained:

          (i) all such worker's compensation or similar insurance as may be required by law;

          (ii) use and occupancy (or business interruption) insurance, covering interruption of the Mortgagor's operations, in whole or in part, by reason of the total or partial suspension of, or interruption in, the operation of the Mortgaged Property caused by the damage to or destruction of any part of the Mortgaged Property, with such exceptions as are customarily imposed by insurers, in an amount sufficient to comply with the requirements of a standard 50% gross earnings business interruption form; and

          (iii) maintain liability insurance covering hospital operations, including malpractice, against claims arising from professional services performed by the Mortgagor with limits of not less then $20,000,000 with respect to injuries or deaths arising out of a single occurrence and not less than $20,000,000 in the aggregate for all claims made against the Mortgagor in any policy year.

For the purposes of this Section, "policy year" means a period of twelve months while the insurance coverage in question is in force measured from the effective date of such coverage or any anniversary of such effective date.

          (d) Form of Policies. Any insurance policies carried in accordance with this section 2.6 shall be written by companies of recognized national standing authorized to do business in the jurisdiction in which the Mortgaged Property is located (copies of which will be delivered to the Trustee on the Closing Date) and shall provide that : (i) the Mortgagee and the holders of the Notes shall be named as additional insureds, as their interest may appear, (ii) the Mortgagee's interest shall be insured regardless of any breach or violation by the Mortgagor of any warranties, declarations or conditions contained in such policies, (iii) such insurance, as to the interest of the Mortgagee therein, shall not be invalidated by the use or operation of the Mortgaged Property for purposes which are not permitted by such policies, (iv) the insurers shall waive any right of subrogation of the insurers to any set-off or counterclaim or any other deduction, whether by attachment or otherwise, in respect of any liability of the Mortgagor, (v) if any premium or installment is not paid when due, or if such insurance would lapse or be cancelled, terminated or materially changed for any reason whatsoever, the insurers will promptly notify the Mortgagee and any such lapse, cancellation, termination or change shall not be effective as to the Mortgagee for 30 days after receipt of such notice, and (vi) appropriate certification shall be made to the Mortgagee by each insurer with respect thereto.

          (e) Loss Payee. Provided no Default or Event of Default has occurred and is continuing, the loss, if any, under any policy pertaining to loss by reason of damage to or destruction or condemnation of any portion of the Mortgaged Property shall be adjusted with the insurance companies by the Mortgagor, subject to the approval of the Mortgagee if the loss exceeds $100,000. The loss so adjusted shall be paid to the Mortgagee pursuant to said loss payable clause. Is said loss is $100,000 or less, then said shall be paid first to the Mortgagee, and shall be by the Mortgagee paid over immediately to the Mortgagor for use by the Mortgagor in paying for replacement or rep[air of or substitutes for the damaged or destroyed property, provided no Default or Event of Default has occurred and is continuing, in which event any such loss shall be paid to the Mortgagee.

          2.7 Payment of Taxes and Other Charges. The Mortgagor will pay and discharge, before the same shall become delinquent, together with interest and penalties thereon, if any, (a) all taxes, assessments (including assessments for benefits from public works or improvements whenever begun or completed), levies, fees, water and sewer rents and charges, and all other governmental charges, general and special, ordinary and extraordinary, and whether or not within the contemplation of the parties hereto, which are at any time levied upon or assessed against it or the Mortgaged Property or any part thereof or upon this Mortgage or the Notes secured thereby, or upon the revenues, rents, issues, income and profits in respect of the Mortgaged Property, or arising in respect of the occupancy, use or possession thereof, which failure to pay would result in the creation of a lien upon the Mortgaged Property or any part thereof, or upon the revenues, rents, issues, income and profits of the Mortgaged Property or in the diminution thereof or would result in any material interference with the use or operation of the Mortgaged Property by the Mortgagor, (b) all corporate franchise, excise and other taxes, fees and charges assessed, levied or imposed in respect of its corporate existence or its right to do business in any state, (c) all income, excess profits, excise, sales, franchise, gross receipts and other taxes, duties or imposts, whether of a like or different nature, assessed, levied or imposed by any governmental authority on it or the Mortgaged Property, or any portion thereof, or upon the revenues, rents, issues, income and profits of the Mortgaged Property whether or not the failure to pay any such tax, duty or impost might result in the creation of a lien upon any asset of the Mortgagor or the Mortgaged Property or any part thereof or upon the revenues, rents, issues, income and profits of the Mortgaged Property or in the diminution thereof, and whether or not any such tax, duty or impost is payable directly by the Mortgagor or is subject to withholding at the source and (d) all lawful claims and demands of mechanics, laborers, materialmen and others which, if unpaid, might result in the creation of a lien on the Mortgaged Property or upon the revenues, rents, issues, income and profits of the Mortgaged Property and, in general, will do or cause to be done everything necessary so that the lien hereof shall be fully preserved, at the cost of the Mortgagor, without expense to the Mortgagee.

          Nothing in this section 2.7 shall require the payment of any sum which is required to be paid by the Mortgagor pursuant to this section 2.7 so long as the Mortgagor shall in good faith contest its obligation so to do by appropriate proceedings which will prevent the forfeiture or sale of any property of the Mortgagor or any material interference with the use or operation thereof by the Mortgagor, and shall set up a reserve, reasonably adequate, in the opinion of the President or any Vice President of the Mortgagor against any such payment.

          2.8 Advances. If the Mortgagor shall fail to comply with the covenants contained herein or in th Note Agreements or in the Indenture with respect to the procuring of insurance, the payment of taxes, assessments and other charges, or the keeping of the Mortgaged Property in repair and free of other liens, the Mortgagee may make advances to perform the same; and the Mortgagor agrees to repay all sums so advanced upon demand with interest at a rate equal to the greater of (i) 13.6% per annum and (ii) the sum of (A) the rate of interest publicly announced by Morgan Guaranty Trust Company of New York from time to time in new York city as its prime rate plus (B) 1% after demand; and all sums so advanced, with interest, shall be secured hereby in priority to the indebtedness evidenced by the Notes or any of them; but no such advance shall be deemed to relieve the Mortgagor from any default hereunder.

          2.9 Recordation. The Mortgagor will, at its own expense, cause this Mortgage, all supplements hereto, and any financing statements and continuation statements required by law, including the Uniform Commercial Code, in respect thereof at all times to be kept recorded and filed at its own expense in such manner and in such places as may be required by law in order to fully preserve and protect the rights of the Mortgagee hereunder, and will furnish to the Mortgagee promptly, and in any event within thirty (30) days, after the execution and delivery of this Mortgage and of each supplement an Opinion of Counsel stating that in the opinion of such counsel this Mortgage or such supplement or such financing statement or continuation statement, as the case may be, has been properly recorded or filed for record so as to make effective of record the lien intended to be created hereby.

          2.10 After-Acquired Property. Any and all property hereafter acquired which is of the kind or nature described in the Granting Clauses hereof and is or intended to become a part thereof, shall ipso facto, and without any further conveyance, assignment or act on the part of the Mortgagor or the Mortgagee become and be, subject to the lien of this Mortgage as fully and completely as though specifically described herein; but nevertheless the Mortgagor shall from time to time, if requested by the Mortgagee, execute and deliver any and all such further assurances, conveyances and assignments thereof as the Mortgagee may reasonably require for the purpose of expressly and specifically subjecting to the lien of this Mortgage any and all such property.

          2.11 Priority of this Deed of Trust; Future Advances; Extensions, Modifications, and Renewals. Any portion of the indebtedness hereby secured which is incurred after the execution of this Mortgage pursuant to the Indenture or any supplemental indenture referencing this Mortgage, or which is evidence by any instrument stating that the indebtedness hereby secured is secured by this Mortgage , shall be defined as a Future Advance. This paragraph shall serve as notice to any subsequent encumbrancer of the Mortgaged Property that the Mortgagee claims the priority of the lien of this Mortgage for all such Future Advances, as well as for all other indebtedness hereby secured. This paragraph shall also be noticed that the Mortgagee reserves the right to modify, extend, consolidate, and renew the indebtedness hereby secured, or any portions thereof, and the rates of interest charged thereon, without affecting the priority of the lien created by this Mortgage.

SECTION 3. POSSESSION, USE AND RELEASE OF PROPERTY.

          3.1 Possession by Mortgagor; Dispositions Without Release. So long as no Default or Event of Default has occurred and is continuing, the Mortgagor shall be permitted, subject to the provisions of this Section, to possess, use, manage, operate and enjoy the Mortgaged Property and to collect, receive, use, invest and dispose of the rent, issues, profits, and other income from the Mortgaged Property, with power, in the ordinary course of business, freely and without hindrance on the part of the Mortgagee, to use, consume and dispose of any thereof except such as are subject to the lien hereof or intended so to be, and to deal with, exercise any and all rights under, receive and enforce performance under, and adjust and settle all matters relating to current performance of, choses in action, leases and contracts.

          The Mortgagor shall have the right, from time to time if no Default exists hereunder, without any release from or consent by the Mortgagee,

          (a) to sell or otherwise dispose of, free from the lien of this Mortgage, any Equipment subject to the lien hereof which, in the judgment of the Mortgagor, may have become obsolete or unfit for use or no longer useful, necessary or profitable in the conduct of the business of the Mortgagor not exceeding in value at the date of disposition thereof $50,000 in any single transaction or a total of $100,000 in any calendar year, upon substituting for the same other Equipment of the same character and of at least equal value, utility and useful life to the Mortgagor as, and costing not less than the amount realized from, the property disposed of, which shall forthwith become, without further action, subject to the lien of this Mortgage;

          (b) to grant rights-of-way and easements over or in respect of any Mortgaged Property, provided that such grant will not, in the opinion of the Mortgagor expressed in an Officers' Certificate furnished to th Mortgagee, impair the usefulness of such property in the conduct of the Mortgagor's business and will not be prejudicial to the interest of the holders of the Notes and provided, further, that any cash consideration in excess of $50,000 received by the Mortgagor upon or in connection with the granting thereof, forthwith upon its receipt by the Mortgagor, shall be deposited with the Mortgagee;

          (c) to alter, repair, replace, change the location or position of an add to the Mortgaged Property, provided that no change shall be made in the location of any such property subject to the lien of this Mortgage which removes such property into a jurisdiction in which this Mortgage and any required financing or continuation statement covering security interests in such property have not been recorded, registered or filed in the manner required by law to preserve the lien of this indenture on such property or otherwise impairs the lien hereof; and

          (d) to lease to others from time to time offices and related areas included in the Mortgaged Property, other than any thereof essential to the operations carried on at the Mortgaged Property; provided that such lease is (i) by its terms expressly made subject to the lien of this Mortgage and
     (ii) assigned to the Mortgagee by an instrument in recordable form and otherwise satisfactory in form and substance to the Mortgagee; and further provided that the Mortgagor shall not lease all or substantially all of the Mortgaged Property without the prior written consent of the Required Holders.

          The Mortgagor will deliver to th Mortgagee, on or before July 31 in each year after the year 1989, (i) an Officers' Certificate setting forth, with respect to transactions during the preceding calendar year pursuant to section 3.1(a), the aggregate fair value at the date or dates of disposition of, the aggregate amount realized from, and a general description of, any property disposed of pursuant to section 3.1(a) (and stating that such property had become obsolete or unfit for use or no longer useful, necessary or profitable in the conduct of the business of the Mortgagor) and the aggregate fair value to the Mortgagor of, the cost of, and a general description of, any property acquired in substitution for such property sold or disposed of, (ii) such supplemental mortgages, financing statement or other instruments as may be necessary for the purpose of effectively subjecting such acquired property to the lien hereof and any lease assignment of a lease entered into pursuant to section 3.1(d) and (iii) an Opinion of Counsel that such supplemental mortgages, financing statements, lease assignments or other instruments have been duly executed and are sufficient for such purpose or that no such supplemental mortgages, financing statements, lease assignments or instruments are necessary.

          3.2 Eminent Domain. If all or any of the Mortgaged Property shall be taken by eminent domain or shall be sold in lieu and in reasonable anticipation of the taking thereof by eminent domain, the Mortgagee may release the property so taken and shall be fully protected in so doing upon being furnished with:

          (a) an Officers' Certificate requesting such release, describing the property so to be released and stating that such property ahs been taken by eminent domain or that such sale has been made in lieu of and in reasonable anticipation of a taking by eminent domain, accompanied by an appropriate instrument of release;

          (b) an Opinion of Counsel to the effect  that such  property  has been
     (i) lawfully taken by exercise of the right of eminent domain or (ii) sold in lieu and in reasonable anticipation of the taking of such property by eminent domain and that such property could lawfully have been taken by the grantee by eminent domain, that the award for such property so taken has become final or an appeal therefrom is not advisable in the interests of the Mortgagee or the holders of the Notes and that the execution of such instrument is appropriate to evidence such release; and

          (c) except as otherwise provided in section 4.1, cash equal to such award to be held and applied by the Mortgagee under the indenture.

          3.3 Purchaser Protected. No purchaser in good faith of property purporting to be released herefrom shall be bound to ascertain the authority of the Mortgagee or the holders of the Notes to execute a release or to inquire as to the existence of any conditions herein prescribed for the exercise of such authority. No purchaser or lessee of any property or rights permitted by this Article to be sold, leased or otherwise disposed of by the Mortgagor shall be under any obligation to ascertain or inquire into the authority of the Mortgagor to make any such sale, lease or other disposition. Any release executed by the Mortgagee or the holders of the Notes under this Section shall be sufficient for the purpose of this Mortgage and shall constitute a good and valid release of the property therein described from the lien hereof.

          3.4 Release Of Mortgaged Property - Mortgagee Consent. In addition to the sales and releases pursuant to section section 3.2 and 3.3 hereof, and, to the extent and on the terms and upon compliance with the conditions provided for in any written consent given thereto at any time or form time to time by the holders of the Notes, the Mortgagor may sell or otherwise dispose of any Mortgaged Property then subject to the lien of this Mortgage or any mortgage supplement hereto, and the Mortgagee shall, subject to the terms of the indenture, release the same from the lien hereof.


SECTION 4. APPLICATION OF INSURANCE AND CERTAIN OTHER MONEYS RECEIVED BY THE MORTGAGEE.

          4.1 Insurance Proceeds and Condemnation Awards. (a) All proceeds of fire and extended coverage insurance and of condemnation awards covering the Mortgaged Property equal to or in excess of $100,000 received by the Mortgagee under the provisions of this Mortgage and/or the Indenture or any instruments supplemental hereto or thereto, or under any policy or policies of insurance covering the Mortgaged Property or any part thereof, shall be held by the Mortgagee as part of the Mortgaged Property and shall be applied by the Mortgagee as follows:

          (i) If the total amount of any one loss or condemnation or taking, as the case may be, shall equal or exceed $100,000 and the cost of rebuilding or restoring the Mortgaged Property (as evidenced by an Officers' Certificate of the Mortgagor detailing the same) shall be less than the proceeds of insurance or the award or consideration received on account of condemnation or other taking of the Mortgaged Property, the Mortgagor shall prepay the Notes pursuant to Section 5.3 of the Indenture in a principal amount equal to such excess, together with interest accrued on the Notes to be prepaid to the date of payment and a premium equal to the Yield-Maintenance Premium, upon the terms and in the manner provided in
     Section 5.3 of the Indenture and the balance, if any, of any such proceeds shall be released to or upon the order of the Mortgagor in accordance with clause (ii) below. Any application of moneys pursuant to this section 4.1(a)(i) shall be made by the Mortgagor within 60 days after the completion of the rebuilding or restoration of the Mortgaged Property; and

          (ii) If the total amount in the case of any one loss or condemnation or taking, as the case may be, shall equal or exceed $100,000, such proceeds shall be paid to the Mortgagor from time to time upon a written application signed by the President and any Vice President of the Mortgagor and accompanied by an approving certificate of an architect or engineer selected by the Mortgagor and approved by the Mortgagee, for the purpose of paying, or reimbursing the Mortgagor for the payment of, the reasonable cost, as shown by such certificate, of repairing or replacing part or all of the property damaged or destroyed, but only if written application is made therefor within 12 months of the receipt of such proceeds by the Mortgagee, and then only for and to the extent hat the Mortgagor shows by such architect's or engineer's certificates or other evidence satisfactory to the Mortgagee that the portion of such proceeds remaining on deposit with the Mortgagee, together with any additional funds irrevocably allocated or otherwise provided for in a manner satisfactory to the Mortgagee for such purpose, shall be sufficient to complete such repairs or replacements and restore the Mortgaged Property as nearly as possible to the market value and condition which existed immediately prior to the damage, destruction, condemnation or taking, as the case may be, free from liens or encumbrances except this Mortgage and Permitted Encumbrances. Every such application for the payment of such insurance or condemnation moneys shall state that no Default or Event of Default has occurred and is continuing and shall be accompanied by date down endorsement to the lender's title insurance policy being delivered pursuant to Section 7(a)(iv) of the Note Agreement insuring that, as the date of such payment, the property will be subject to the lien of this Mortgage as a first lien thereon subject only to Permitted Encumbrances. The Mortgagor will remain solely responsible for the rebuilding, restoration or substitution of the Mortgaged Property, whether or not the proceeds of insurance maintained in accordance with the provisions hereof are sufficient therefor.

          (b) In cases involving insurance proceeds where the amount of any one loss is less then $100,000 and no Default or Event of Default shall have occurred and be continuing under this Mortgage, the amount payable in respect of any such loss will be received by the Mortgagee and shall be by the Mortgagee paid over immediately to the Mortgagor for use by the Mortgagor in paying for replace or repair of or substitutes for the damages or destroyed property.

          (c) Subject to section 2.6(c) hereof with respect to adjustments of losses, any appraisal or adjustment of such loss or any settlement or payment of indemnity therefor which shall be agreed upon between the Mortgagor and the relevant insurance company shall be accepted by the Mortgagee.

          (d) In the vent the insurance moneys or condemnation award, as the case may be, shall not have been applied to one or more of the purposes specified in section 4.1(a) hereof within the 12-month period provided for thereby, then the Mortgagee shall apply such insurance moneys or condemnation award, as the case may be, to the prepayment, with premium, of the Notes together with interest accrued thereon in an amount sufficient to exhaust such cash as nearly as may be upon giving the Mortgagor 10 days' advance notice of its intent so to do, such prepayment to be made in units of $1,000 but otherwise to be made ratably on all outstanding Notes in accordance with the principal amounts unpaid thereon, together with interest accrued thereon and a premium equal to the Yield-Maintenance Premium; any balance remaining after such prepayment to be released to the Mortgagor. Partial prepayments made pursuant to this section 4.1(d) shall be paid and applied upon the terms and in the manner provided in Section 5 of the Indenture.

          4.2 Other Proceeds. Any other moneys received by the Mortgagee in connection with the release or property shall be held by the Mortgagee as part of the Mortgaged Property and shall be applied by the Mortgagee to the prepayment, with premium, of the Notes together with interest accrued thereon in an amount sufficient to exhaust such cash as nearly as may be upon giving the mortgagor 10 days' advance notice of its intent so to do, such prepayment to be made in units of $1,000 but otherwise to be made ratably on all outstanding Notes in accordance with the principal amounts unpaid thereon, together with interest accrued thereon and a premium equal to the Yield-Maintenance Premium; any balance remaining after such payment to be released to the Mortgagor.

SECTION 5. DEFAULTS AND REMEDIES THEREFOR.

          5.1 Events of Default. The Mortgagor acknowledges and agrees, without limitation, that each and all of the terms and provisions of Section 6.1 of the Indenture have been and are incorporated into this Mortgage by reference to the same extent as though fully set out herein and that the term Event of Default wherever used in this Mortgage shall man an Event of Default as defined in
Section 6.1 of the Indenture.

          5.2 Remedies. When any Event of Default has occurred and is continuing, the Mortgagee may exercise any one or more or all, and in any order, of the remedies hereinafter set forth or as provided for in the Indenture, it being expressly understood that no remedy herein or in the Indenture conferred is intended to be exclusive of any other remedy or remedies; but each and every remedy shall be cumulative and shall be in addition to every other remedy given herein or now or hereafter existing at law or in equity or by statute:

          (a) The Mortgagee may, by notice in writing to the Mortgagor, declare the entire unpaid balance of the Notes to be immediately due and payable; and thereupon the entire principal and interest accrued on the Notes and, to the extent permitted by law, the Yield- Maintenance Premium (as defined in Section 5.4 of the Indenture) shall be and become immediately due and payable.

          (b) The Mortgagee personally and by agents or attorneys may enter into and take possession of all or any part of the Mortgaged Property, and may forthwith use, operate and manage the Mortgaged Property, collect the earnings and income therefrom, pay all principal charges including taxes and assessments levied thereon and operating and maintenance expenses and all disbursements and liabilities of the Mortgagor hereunder and apply the net proceeds arising from any such operation of the Mortgaged Property as provided in section 5.3 hereof in respect of the proceeds of a sale of the Mortgaged Property.

          (c) The Mortgagee may commence foreclosure proceedings against the Mortgaged Property as an entirety (including personal property) or otherwise as the Mortgagee may determine, through judicial proceedings or by advertisement, at the option of the Mortgagee, pursuant to the statutes in such case made and provided, and may sell the Mortgaged property or cause the same to be sold at public sale and convey the same to the purchaser, in accordance with said statutes, in a single parcel or in several parcels at the option of the Mortgagee. The Mortgagee is hereby granted the power to sell any or all of the Mortgaged Property as provided herein. The Mortgagor hereby acknowledges that this Mortgage contains a Power of Sale and that in the event the Mortgagee elects to foreclose by advertisement pursuant to the Power of Sale, in accordance with MCLA
     600.3201 et seq., the Mortgagor expressly waives a hearing prior to sale and any rights, constitutional or otherwise, that the Mortgagor might otherwise have to require any judicial foreclosure. The Mortgagee shall give at least 20 days' notice of such sale by three publications in any newspaper, daily or weekly, of general circulation published in the County in which the Mortgaged Property is located and all other such additional notice, if any, required by applicable law. Further, the Mortgagee shall give notice of such sale by registered or certified mail to Mortgagor once at least 20 days prior to the date of such sale and any other such additional notice, if any, required by applicable law. This Power of Sale shall not be exhausted by any one or more such sales as to any apart of the Mortgaged Property not theretofore lawfully sold, but shall continue unimpaired until all the Mortgaged Property shall have been sold or the indebtedness secured hereby shall have been fully paid and satisfied.

          WARNING: THIS MORTGAGE CONTAINS A POWER OF SALE AND UPON DEFAULT MAY BE FORECLOSED BY ADVERTISEMENT. IN FORECLOSURE BY ADVERTISEMENT AND SALE OF THE MORTGAGED PROPERTY IN CONNECTION THEREWITH, NO HEARING IS REQUIRED AND THE ONLY NOTICE REQUIRED IS TO PUBLISH NOTICE IN A LOCAL NEWSPAPER AND TO POST A COPY OF THE NOTICE ON THE PREMISES.

          (d) The Mortgagee may proceed to protect and enforce its rights by a suit or suits in equity or at law, or for the specific performance of any covenant or agreement contained herein or in the Notes, or in aid of the execution of any power herein or therein granted, or for the foreclosure of this Mortgage, or for the enforcement of any other appropriate legal or equitable remedy. Upon the bringing of any suit to foreclosure this Mortgage or to enforce any other remedy available hereunder, the plaintiff shall be entitled as a matter of right, without notice and without giving bond to the Mortgagor or anyone claiming under, by or through it, and without regard to the solvency or insolvency of the Mortgagor or the then value of the Mortgaged Property, to have a receive appointed of all the Mortgaged Property and of the earnings, income, rents, issues, profits and proceeds thereof, with such power as the court making such appointment shall confer, and the Mortgagor does hereby irrevocably consent to such appointment.

          (e) In case of any sale of the Mortgaged Property, or of any part thereof, pursuant to any judgment or decree of any court or otherwise in connection with the enforcement of any of the terms of this Mortgage, the principal of the Notes, if not previously due, and the interest accrued thereon, shall at once become and be immediately due and payable; also in the case of any such sale, the Mortgagee may bid and become the purchaser, and the purchaser or purchasers, for the purpose of making settlement for or payment of the purchase price, shall be entitled to turn in and use the Notes and any claims for interest and premium matured and unpaid thereon, in order that there may be credited as paid on the purchase price the sum apportionable and applicable to the Notes, including principal and interest and premium thereof, out of the net proceeds of such sale after allowing for the proportion of the total purchase price required to be paid in actual cash. If at any foreclosure proceeding the Mortgaged Property shall be sold for a sum less than the total amount of indebtedness for which judgment is therein given, the Mortgagee shall be entitled to the entry of a deficiency decrees against the Mortgagor and against the property of the Mortgagor for the amount of such deficiency.

          (f) In addition to any other remedies provided for hereby or by law, the Mortgagee shall have the rights of a secured party under the Uniform Commercial Code of the jurisdiction in which the Mortgaged Property is located upon the occurrence and continuance of an Event of Default hereunder. any requirement of said Uniform Commercial Code or reasonable notification shall be met by mailing written notice to the Mortgagor, at its address set forth in section 6.3 hereof, at least 10 days prior to the sale or other event for which such notice is required.

          It is understood and agreed that the Notes are also secured by other mortgages and deeds of trust and that in case of default in any of the terms, conditions or provisions of this Mortgage or the Indenture, the Mortgagee may resort to part or all of the security for the Notes, the Note Agreements and the Indenture and foreclose the mortgages and deeds of trust in any order. The pendency of any proceeding with respect to any one of the above- mentioned mortgages and deeds of trust shall not be grounds for the abatement of, or for hindering, staying, delaying or preventing any proceeding with respect to foreclosure of this Mortgage.

          5.3 Application of Proceeds. The purchase money proceeds and/or avails of any sale of the Mortgaged Property, or any part hereof and the proceeds and the avails of any remedy hereunder and all insurance monies or proceeds or awards of condemnation paid to the Mortgagee pursuant to the provisions of section section 2.6 and 3.2 hereof shall be paid to the Trustee under the Indenture and such Trustee shall apply such proceeds and avails, and all insurance monies and proceeds or awards of condemnation held by the Mortgagee during the continuation of any Event of Default, in the manner provided in section 6.10 of the indenture.

          5.4 Waiver of Extension, Appraisement and Stay Laws. The Mortgagor covenants that, to the extent that such rights may be lawfully waived, it will not now, or at any time hereafter, insist upon or plead, or in any manner whatever claim or take any benefit or advantage of, legal, equitable and statutory rights of redemption, exemption or homestead, any stay or extension law now or at any time hereafter in force or any other similar exemptions and rights arising under or created by an applicable statute or judicial decision, or claim, take or insist upon any benefit or advantage of or from any law now or hereafter in force providing for the valuation or appraisement of the Mortgaged Property or any part thereof prior to any sale or sales thereof to be made pursuant to any provision herein contained, or to the decree, judgment or order of any court of competent jurisdiction or, after confirmation of any such sale or sales claim or exercise any right under any statute now or hereafter made or enacted by any state or otherwise to redeem the property so sold or any part thereof, and hereby expressly waives for itself and on behalf of each and every person who may claim under it, all benefit and advantage of any such law or laws which would otherwise be available to any such person in connection with the enforcement of any of the Mortgagee's remedies hereunder; and covenants that it will not in connection with any such enforcement proceedings invoke or utilize any such law or laws or otherwise hinder, delay or impede the execution of any power herein granted and delegated to the Mortgagee but will suffer and permit the execution of every such power as though no such law or laws had been made or enacted.

          Any sale, whether under any power of sale hereby given or by virtue of judicial proceedings, shall operate to divest all right, title, interest, claim and demand whatsoever, either at law or in equity, of the Mortgagor in and to the property sold and shall be a perpetual bar, both at law and in equity, against the Mortgagor, its successors and assigns, and against any and all persons claiming the property sold or any part thereof under, by or through the Mortgagor, its successors or assigns.

          5.5 Waste. The failure of the Mortgagor to pay any taxes or assessments assessed against the Mortgaged Property or any installment thereof, or any premiums payable with respect to any insurance policy covering the Mortgaged Property shall constitute waste, as provided by Michigan Compiled Laws, 194B, as amended, Section 600.2927. The Mortgagor further hereby consents to the appointment of a receiver under said statute, should the Mortgagee elect to seek such relief thereunder.

          5.6 Effect of Discontinuance of Proceedings. In case the Mortgagee shall have proceeded to enforce any right under this Mortgage by foreclosure, sale, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely, then and in every such case the Mortgagor and the Mortgagee shall be restored to their position and rights hereunder as they existed immediately prior to the commencement of such proceedings with respect to the property subject to the lien of this Mortgage.

          5.7 Delay or Omission Not a Waiver. No delay or omission of the Mortgagee to exercise any right or power arising from any default on the part of the Mortgagor shall exhaust or impair any such right or power or prevent its exercise during the continuance of such default. No waiver by the Mortgagee of any such default, whether such waiver be full or partial, shall extend to or be taken to affect any subsequent default, or to impair the rights resulting therefrom, except as may be otherwise provided herein. No remedy hereunder is intended to be exclusive of any other remedy but each and every remedy shall be cumulative and in addition to any and every other remedy given hereunder or otherwise existing. Nor shall the giving, taking or enforcement of any other or additional security, collateral or guaranty for the payment of the indebtedness secured under this Mortgage operate to prejudice, waive or affect the security of this Mortgage or any rights, powers or remedies hereunder; nor shall the Mortgagee be required to first look to, enforce or exhaust such other or additional security, collateral or guaranties.


SECTION 6. MISCELLANEOUS.

          6.1 Successors and Assigns. Whenever any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all the covenants, promises and agreements in this Mortgage contained by or on behalf of the Mortgagor, or by or on behalf of the Mortgagee, shall bind and inure to the benefit of the respective successors and assigns of such parties whether so expressed or not.

          6.2 Severability. The unenforceability or invalidity of any provisions or provisions of this Mortgage shall not render any other provisions or provisions herein contained unenforceable or invalid.

          6.3 Addresses for Notices. All notices or other communications required or contemplated by the provisions hereof shall, unless otherwise specified, be in writing and shall be deemed to have been given or made on the fifth business day after deposit thereof in the United States mail, by registered or certified mail, postage prepaid, or when received if delivered by hand or sent by facsimile communication the receipt of which is confirmed, addressed as follows:

              If to the Mortgagor:       Havenwyck Hospital, Inc.
                                         1525 University Drive
                                         Auburn Hills, Michigan 48057

                                         Attention:  Chief Financial
                                         Officer
                                         FAX: ______________________
                                         Telephone:_________________

              If to the Mortgagee:       The Citizens and Southern
                                         National Bank, as trustee
                                         under a Trust Indenture
                                         dated as of March 31, 1990
                                         33 North Avenue, N.E.
                                         Atlanta, Georgia 30308

                                         Attention:  Corporate Trust
                                                     Department
                                         FAX:  (404) 897-3142
                                         Telephone:  (404) 897-3147

          Any party may designate any additional or different address for subsequent notices or communications by notice duly given in accordance with this Section to the other party.

          6.4 Headings and Table of Contents. The headings of the sections of this Mortgage and table of contents are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

          6.5 Release of Mortgage. The Mortgagee shall release and discharge this Mortgage and the lien hereof by proper instrument or instruments upon presentation of satisfactory evidence that all indebtedness secured hereby has been fully paid or discharged.

          6.6 Counterparts. This Mortgage may be executed, acknowledged and delivered in any number of counterparts, each of such counterparts constituting an original but all together only one Mortgage.

          6.7 GOVERNING LAW. THIS MORTGAGE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH MICHIGAN LAW.

          IN WITNESS WHEREOF, the Mortgagor has caused this Mortgage to be executed in its behalf by its President and attested by its Assistant Secretary and The Citizens and Southern National Bank, a national banking association, as Trustee, has caused this Mortgage to be executed on its behalf by one of its Corporate Trust Officers and attested by one of its Senior Vice Presidents and Susan L. Adams, as Individual Trustee, has hereunto set her hand, all as of the day and year above written.

Witnesses:                                    HAVENWYCK HOSPITAL, INC.

________________________________
Printed name:___________________
                                              By_______________________
________________________________                Its President
Printed name:___________________


ATTEST:

________________________________
       Assistant Secretary


Witnesses:                                    THE CITIZENS AND SOUTHERN
                                              NATIONAL BANK, a national
                                              banking association, as
                                              Trustee
________________________________
Printed name:___________________
                                              By_______________________
________________________________                Its ___________________
Printed name:___________________



ATTEST:


By: ____________________________
    Its_________________________

Witnesses:                                    SUSAN L. ADAMS, as
                                              Individual Trustee

________________________________              ________________________
Printed name:___________________

________________________________
Printed name:___________________

STATE OF ILLINOIS          )
                           )  SS
COUNTY OF COOK             )


          On this ________ day of April, 1990, before me __________, a Notary Public, personally appeared Ralph J. Watts, who acknowledged himself to be the President of Havenwyck Hospitals, Inc., a Michigan corporation, and that he, as such President, being duly authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as President.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

(Notarial Seal)

                                                   _____________________________
                                                            Notary Public


My commissions expires: _________________, 1990 ______.

STATE OF ILLINOIS          )
                           )  SS
COUNTY OF COOK             )


          On this ________ day of _______, 1990, before me __________,  a Notary
Public, personally appeared __________, who acknowledged himself to be ________________ of the Citizens and Southern National Bank, a national banking association, and that he, as such ___________, being duly authorized so to do executed the foregoing instrument for the purposes therein contained, by signing the name of said bank by himself as ______________.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

(Notarial Seal)

                                                  _____________________________
                                                           Notary Public


My commissions expires: _________________, 1990 ______.

STATE OF ILLINOIS          )
                           )  SS
COUNTY OF COOK             )


          On this ________ day of _______, 1990, before me __________,  a Notary
Public, personally appeared Susan L. Adams, known to me to be the person whose name is subscribed to the within instrument as the Individual Trustee and acknowledged to me that she executed the same as such Individual Trustee.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                                  _____________________________
                                                         Notary Public

(Notarial Seal)


My commissions expires: _________________, 1990 ______.

                       LEGAL DESCRIPTION OF REAL PROPERTY



Part of the northwest one-quarter of Section 23, Town 3 North, Range 10 East, being more particularly described as follows: Beginning at a point which is North 00 degrees 13 minutes 10 seconds East 1,360.94 feet along the West line of
Section 23, which is also the East line of Assessor's Plat No. 104 (Liber 49, Page 26 and 26A, Oakland County Records) from the West one-quarter corner of
Section 23, Town 3 North, Range 10 East; thence along the West line of Section 23, 897.98 feet; thence North 69 degrees 00 minutes 00 seconds East 270.00 feet; thence South 65 degrees 09 minutes 27 seconds East 538.14 feet; thence South 39 degrees 10 minutes 58 seconds East 292.62 feet; thence South 01 degrees 26 minutes 00 seconds West 135.00 feet; thence along the centerline of Mt. Clemens Road (University Drive), Southwesterly 177.16 feet along a curve concave to the Northwest (Radius of 1,084.04 feet, central angle 09 degrees 21 minutes 30 seconds, along chord bears South 67 degrees 41 minutes 35 seconds West 176.97 feet), and South 72 degrees 22 minutes 30 seconds West 817.91 feet to the point of beginning.


Parcel Identification No. 14-23-101-007


Address of Property:

1525 University Drive
Auburn Hills, MI  48057














                                     ANNEX A
                      (to Mortgage and Security Agreement)

                                EXCLUDED PROPERTY


          The property covered by the following U.C.C. Financing Statements constitutes Excluded Property hereunder:

FILING LOCATION:                                  SECRETARY OF STATE, MICHIGAN

DEBTOR:                                           Havenwyck Hospital, Inc.

SECURED PARTY:                                    Inncomp Financial Services

DATE FILED:                                       February 24, 1989

FILING NO.:                                       0186614

COLLATERAL:                                       Lease computer equipment


FILING LOCATION:                                  SECRETARY OF STATE, MICHIGAN

DEBTOR:                                           Havenwyck Hospital, Inc.

SECURED PARTY                                     Lake Leasing Corporation

DATE FILED:                                       July 24, 1987

FILING NO.:                                       B962221

COLLATERAL:                                       Leased office equipment


FILING LOCATION:                                  SECRETARY OF STATE, MICHIGAN

DEBTOR:                                           Life Center of Auburn Hills

SECURED PARTY:                                    General Funding Corp.

DATE FILED:                                       June 24, 1985

FILING NO.:                                       B682584

COLLATERAL:                                       Copy machine



                                     ANNEX B
                      (to Mortgage and Security Agreement)

FILING LOCATION:                                  SECRETARY OF STATE, MICHIGAN

DEBTOR:                                           The Life Center of Michigan,
                                                    Inc.

SECURED PARTY:                                    The Citizens and Southern
                                                    National Bank

DATE FILED:                                       March 26, 1985

FILING NO.:                                       B647549

COLLATERAL:                                       Chrysler Van


FILING LOCATION:                                  SECRETARY OF STATE, MICHIGAN

DEBTOR:                                           Havenwyck Hospital, Inc.

SECURED PARTY                                     Bankers Leasing Assn., Inc.

DATE FILED:                                       October 26, 1987

FILING NO.:                                       B995664

COLLATERAL:                                       Leased office equipment



















                                     ANNEX B
                      (to Mortgage and Security Agreement)

                                   SCHEDULE I

                                   Purchasers




                           Aetna Life Insurance Company
                           Hartford, Connecticut 06156

                           Monumental Life Insurance Company
                           c/o Monumental Corporation
                           Baltimore, Maryland 21202

                           Connecticut Mutual Life Insurance Company
                           Hartford, Connecticut 06154

















































                                   Schedule I
                      (to Mortgage and Security Agreement)

                                   SCHEDULE II

                               Assigned Agreements


                                      NONE.



























































                                   Schedule II
                      (to Mortgage and Security Agreement)

                                  SCHEDULE III

                                 Pledged Shares


                                      NONE.



























































                                  Schedule III
                      (to Mortgage and Security Agreement)